Exhibit 10.1

Date:	March 9, 2007

To:	Altairnano Management Team

From:	Alan J. Gotcher

Subject:	Altairnano 2007 Incentive Plan

The Board has approved the Altairnano 2007 Company Incentive Plan, which defines two groups of employees; the company performance targets and plan pay out against performance:

•	The Company Performance target is comprised of two financial components:

▪	Cash at Year End:	$13.0 M	75% weight
▪	Total Revenue:	$16.5 M	25% weight

•	There are two groups of employees in the plan. Each group has its own incentive targets:
▪
Employees at Levels 2 to 8 have 50% of Incentive Bonus based on Company Performance and 50% on Individual Performance; the Incentive Multiplier is capped at 150% for Company Performance and 110% for Individual Performance.

▪	Employees at Levels 9 to 13 (including executive officers) have 100% of Incentive Bonus based on Company Performance; the Incentive Multiplier is capped at 150% of Company Performance.

•	Incentive Plan payout is based on performance versus variable Incentive Multiplier payout:

Example 1. Company Performance is near Plan
			%	%
Criteria	Objective	Actual	Performance	Payout

Cash at Year End	$13.0 million	$13.5 million	104%	128%
Revenue	$16.5 million	$16.5 million	100%	120%

Company Performance Incentive Bonus Payout = .75 X 104 + .25 X 100 = 103%
Payout = 126%

An employee at Level 2-8 with 100% Individual Performance would receive:
       50% Incentive Bonus = Company Performance = 126% X .5 = 63% of target bonus
       50% Incentive Bonus = Individual Performance = 100% X .5 = 50% of target bonus
       If Target Bonus is 15%, then Total Bonus = 17% of salary

An employee at Level 9-13 would earn 126% of their Target Bonus

Example 2. Company Performance is above Plan

			%	%
Criteria	Objective	Actual	Performance	Payout

Cash at Year End	$13.0 million	$15.0 million	115%	150%
Revenue	$16.5 million	$20.0 million	121%	162%

Company Performance Incentive Bonus Payout = .75 X 115 + .25 X 121 = 116.5%
Payout   =   153%

An employee at Level 2-8 with 100% Individual Performance would receive:
       50% Incentive Bonus = Company Performance = 153% X .5 = 76.5% of target bonus
       50% Incentive Bonus = Individual Performance = 100% X .5 = 50% of target bonus
       If Target Bonus is 15%, the Total Bonus = 19% of salary

An employee at Level 9-13 would earn 153% of their Target Bonus

Altairnano Senior Executive 2007 Incentive Plan Targets

Altairnano Executive	Target Bonus

Steve Balogh	$114,000.00
Ed Dickinson	$114,000.00
Alan Gotcher	$288,000.00
Bruce Sabacky	$114,000.00